UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2004

LIN TV Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-31331	05-0501252

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Richmond Square, Suite 200, Providence, Rhode Island	02906

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (401) 454-2880

(Former name or former address, if changed since last report)

Item 2.02 Results of Operations

     On October 28, 2004, LIN TV Corp. issued a press release announcing its financial results for the quarter ended September 30, 2004. A copy of this press release has been furnished with this Current Report on Form 8-K as Exhibit 99.1.

     The information in this Form 8-K (including Exhibit 99.1) is considered “filed” under the Securities Exchange Act of 1934 (“the Exchange Act”) and is incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, as set forth by specific reference in such a filing.

Item 8.01 Other Events

     The information contained under Item 2.02 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

           See Exhibit Index attached hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LIN TV Corp.
Date: October 28, 2004	By:	/s/ Vincent L. Sadusky
	Name:	Vincent L. Sadusky
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated October 28, 2004